Exhibit 4.8
                                   -----------
         Subscribers Receiving Warrants in Form Set Forth in Exhibit 4.7

         The following subscribers received warrants in a private placement of securities on December 31, 1999, pursuant to Warrant certificates that were substantially similar to the form set forth in exhibit 4.7. The sole material difference between these Warrants was the Warrant holder and the amount of Warrants purchased.


                         Name                           Number of Warrants
                         ----                           ------------------
BPI Canadian Small Companies Fund......................      117,647.5
956872 Ontario Ltd.....................................       18,000
Interward Capital Corporation..........................       20,000
Rockhaven Holdings Ltd.................................       10,000
YMG Capital Management Inc.............................       23,529
Acuity Investment Management Inc.......................       235,295
Beluga NV..............................................      117,647.5
Pinetree Capital Corp..................................       20,000
Fallingbrook Investments Ltd...........................      17,647.5
Glentel Inc............................................       934,000
Scott Leckie...........................................       12,500
Frank Fini.............................................       12,500
Crothers Leasing Limited...............................       12,500
Moise Afriat...........................................       12,500
Lionel K. Conacher.....................................       12,500
Kehler International Equities (1990) Inc...............       11,765
Jean Gevaert...........................................       23,530
Ron Kaulbach...........................................       12,500
Andrew Parsons.........................................       12,500
Eldon Guay.............................................       12,500
David J. Grand.........................................       18,000
Murdoch & Co...........................................       137,500
Robert F. Wilson.......................................      117,647.5
Thomson Kernaghan & Co. Limited........................       217,642


913564.1